UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 27, 2012

Hercules Technology Growth Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (650) 289-3060

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers

Effective March 27, 2012, the Company’s Board of Directors appointed Jessica T. Baron as the Company’s permanent Chief Financial Officer.  In connection with such appointment, Ms. Baron will receive an annual base salary of $235,000 subject to review and adjustment at least annually by the Company’s Board of Directors or compensation committee. Ms. Baron also will be awarded 25,000 shares of restricted common stock, $0.001 par value per share (the “Common Stock”), under the Company’s 2004 Equity Incentive Plan pursuant to which such restricted stock awards vest subject to continued employment one-fourth on the one year anniversary of the date of grant and ratably over the succeeding 36 months. The 2007 Amendment and Restatement to the Company’s 2004 Equity Incentive Plan was filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-8, as filed on June 22, 2007, and is incorporated herein by reference.

Ms. Baron, age 37, joined the Company in October 2006 as Corporate Controller and was promoted to Vice President of Finance in October 2010. Effective June 1, 2011, the Company’s Board of Directors appointed Ms. Baron as Vice President of Finance and Interim Chief Financial Officer. During her tenure at Hercules, Ms. Baron has played a key role in all aspects of financial reporting, financial process and systems design and implementation. Prior to joining Hercules, she served in strategic finance roles at Cisco Systems, Inc. from 2004 to 2006 and at Levi Strauss and Company from 2002 to 2004. Ms. Baron also served as a finance and accounting manager at Dominion Ventures and Dominion Capital Management from 2000 to 2002. She held supervisory roles in the consulting and business assurance divisions of PricewaterhouseCoopers LLP from 1997 to 2000. Ms. Baron earned a B.A. in Human Biology and a M.A. in Sociology from Stanford University and a M.B.A. with an emphasis in Finance from the Haas Business School, University of California at Berkeley. She is a Certified Public Accountant in the state of California.

A copy of the press release announcing Ms. Baron’s appointment is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
4.1	Hercules Technology Capital Growth, Inc. 2004 Equity Incentive Plan (2007 Amendment and Restatement) (filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-8, Commission File No. 333-144002, is incorporated herein by reference).
99.1	Press Release, dated March 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

March 29, 2012	By:	/s/ Scott Harvey
Scott Harvey
Chief Legal Officer